Exhibit 99.1

FG Financial Group, Inc. Announces Commencement of Rights Offering

ST. PETERSBURG, Fla. / October 29, 2021 — FG Financial Group, Inc. (NASDAQ: FGF), (“FG Financial Group” or the “Company”) today announced the commencement of its previously announced rights offering to holders of its common stock.

Pursuant to the terms of the rights offering, the Company is distributing, to each holder of its common stock, one non-transferable subscription right to purchase 0.15 share of common stock, at a price of $4.00 per whole share, for each share held as of 5:00 p.m. Eastern Time on October 25, 2021, the record date for the rights offering. The subscription rights may be exercised at any time during the subscription period, which will commence on October 29, 2021. The rights will expire if they are not exercised by 5:00 p.m., Eastern Time, on November 29, 2021, unless the Company extends the rights offering subscription period. The Company will not issue any fractional shares of the Company’s common stock in the rights offering, and subscription rights will be rounded down to the nearest whole number of shares.

Stockholders are entitled to purchase, in total, up to 757,720 shares of common stock, for potential gross proceeds to the Company of approximately $3.0 million. The Company intends to use the net proceeds for working capital.

The rights offering is being made pursuant to the Company’s registration statement on Form S-1 (File No. 333-260045), which was declared effective by the Securities and Exchange Commission (the “SEC”) on October 28, 2021. A final prospectus describing the terms of the rights offering has been or will be filed with the SEC on October 29, 2021 and is available on the SEC’s website located at http://www.sec.gov.

The Company expects to mail subscription certificates evidencing the rights and a copy of the prospectus for the rights offering to stockholders, beginning on or about October 29, 2021. Holders of shares of common stock in “street name,” through a brokerage account, bank, or other nominee will not receive physical subscription certificates evidencing the rights and must instruct their broker, bank or nominee whether to exercise subscription rights on their behalf.

A copy of the prospectus may be obtained from Alliance Advisors, LLC, 200 Broadacres Dr., 3rd Floor, Bloomfield, NJ 07003, (855) 723-7819. For any questions or further information about the rights offering, please call Vstock Transfer, LLC, the subscription agent for the rights offering, at (212) 828-8436, or Alliance Advisors, LLC, the information agent, toll free at (855) 723-7819.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company reserves the right to cancel or terminate the rights offering, subject to certain conditions, at any time.

FG Financial Group, Inc.

FG Financial Group, Inc. is a reinsurance and investment management holding company focused on opportunistic collateralized and loss capped reinsurance, while allocating capital in partnership with Fundamental Global® to SPAC and SPAC sponsor-related businesses. The Company’s principal business operations are conducted through its subsidiaries and affiliates.

The FG® logo is a registered trademark of Fundamental Global®.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives and the expected timing of the closing of the offering are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation: market conditions, risks associated with our limited business operations since the sale of our insurance operations in December 2019 (the “Asset Sale”); risks associated with our inability to identify and realize business opportunities, and the undertaking of any new such opportunities, following the Asset Sale; our ability to spend or invest the net proceeds from the Asset Sale in a manner that yields a favorable return; general conditions in the global economy, including the impact of health and safety concerns from the current outbreak of the COVID-19 coronavirus; our lack of operating history or established reputation in the reinsurance industry; our inability to obtain or maintain the necessary approvals to operate reinsurance subsidiaries; risks associated with operating in the reinsurance industry, including inadequately priced insured risks, credit risk associated with brokers we may do business with, and inadequate retrocessional coverage; our inability to execute on our investment and investment management strategy, including our strategy to invest in real estate assets; potential loss of value of investments; risk of becoming an investment company; fluctuations in our short-term results as we implement our new business strategy; risks of not being unable to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; our limited operating history as a publicly traded company; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; potential conflicts of interest between us and our directors and executive officers; volatility or decline of the shares of FedNat Holding Company common stock received by us as consideration in the Asset Sale or limitations and restrictions with respect to our ownership of such shares; risks of being a minority stockholder of FedNat Holding Company; and risks of our inability to continue to satisfy the continued listing standards of the Nasdaq following completion of the Asset Sale.

INVESTOR RELATIONS:

IMS Investor Relations

John Nesbett/Jennifer Belodeau

(203) 972-9200

jnesbett@imsinvestorrelations.com

INFORMATION AGENT FOR RIGHTS OFFERING:

Alliance Advisors, LLC

Tom Ball

(203) 286-8489

tball@allianceadvisors.com

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